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                                                                   Exhibit 10.50

                             CONTRIBUTION AGREEMENT

         This CONTRIBUTION AGREEMENT (the "Agreement") is made as of
March 8, 2005, by and between Levitz SL, L.L.C. (the "Company") and Acadia Levitz, LLC (the "Investor"). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Operating Agreement (as defined below).

                                   BACKGROUND

         A.       The Company was formed under Delaware Law on May 21, 1999.

         B. The Company operates pursuant to an operating agreement dated May 21, 1999, as amended on June 21, 2002, and as further amended on April 30, 2004 (collectively, the "Existing Operating Agreement").

         C. The Investor desires to acquire a preferred membership interest in the Company in accordance with the term hereof.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Investor shall contribute $20 million to the Company in exchange for a preferred equity interest (the "Preferred Interest") in the Company to be governed in accordance with the Third Amendment to Existing Operating Agreement (the "Third Amendment to Operating Agreement") in the form attached hereto as Exhibit "A". The Existing Operating Agreement and the Third Amendment to Operating Agreement are collectively, the "Operating Agreement".

         2.       Authorization and Closing.

                  (a) Authorization. The Company has authorized the issuance and sale to the Investor of the Preferred Interest having the rights, terms, covenants and preferences set forth in the Third Amendment to Operating Agreement.

                  (b) Issuance of Preferred Interest; Contribution. Upon the terms and subject to the conditions set forth herein, the Company shall issue to the Investor the Preferred Interest in exchange for an aggregate contribution to the Company of Twenty Million Dollars (U.S. $20,000,000) (the "Contribution Amount").

                  (c) Closing. The closing of the contribution and acquisition of the Preferred Interest (the "Closing") shall take place at the office of Klaff Realty, LP, 122 S. Michigan Avenue, Suite 1000, Chicago, IL 60603-6116, March 8, 2005, or at such other place or such other time or date as the Investor and the Company may designate (the "Closing Date"), which Closing may be accomplished by mail.

                  (d) Investor Closing Deliveries. At or prior to the Closing, the Investor will deliver to the Company:

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                           (i)      The Contribution Amount by wire transfer of
immediately available funds to an account designated by the Company.

                           (ii)     The Third Amendment to Operating Agreement,
duly executed by the Investor.

                           (iii)    The Indemnity Agreement in the form attached
hereto as Exhibit "B", duly executed by Acadia Realty Limited Partnership, and made in favor of the L-A Members and Klaff Realty.

                           (iv)     Certified resolutions from the Board of
Trustees of Acadia Realty Trust authorizing the entering into and execution of this Agreement by the Investor and all other documents to be delivered in connection with the Closing and the transactions herein contemplated.

                           (v)      Opinion of counsel reasonably satisfactory
to the Company concerning due authorization and acquisition of the Preferred Interest by the Investor.

                           (vi)     Such other documents and instruments as
shall be reasonably required in order for the Investor to consummate this transaction in accordance with the terms and conditions of this Agreement.

                  (e) Company Closing Deliveries. At or prior to the Closing, the Company will deliver to the Investor:

                           (i)      The Third Amendment to Operating Agreement,
duly executed by the Continuing Members.

                           (ii)     The Guaranty in the form attached hereto as
Exhibit "C", duly executed by the L-A Member and the Klaff Member, and made in favor of the Investor.

                           (iii)    Certified resolutions from the Voting
Members authorizing the entering into and execution of this Agreement by the Company and all other documents to be delivered in connection with the Closing and the transactions herein contemplated.

                           (iv)     (1) A certified copy of the Certificate of
Formation, the limited liability company agreement, and a good standing certificate, each dated within thirty (30) days of the Closing Date, with respect to the Company and each Subsidiary that owns or leases the following properties: Northridge, CA, Oxnard, CA, St. Paul, MN, Farmingdale, NY, Milwaukie, OR and Woodbridge, NJ (each a "Material Property" and collectively, the "Material Properties"), and a (2) copy of the Certificate of Formation or Certificate of Limited Partnership, as applicable, and the limited liability company agreement or limited partnership agreement, as applicable, with respect to each other Subsidiary.

                           (v)      A sworn statement from an authorized
signatory on behalf of the Company made under oath and under penalties of perjury that the Company is not a "foreign person" and containing such information as shall be required by Internal Revenue Code Section 1445(b)(2) and the regulations issued thereunder.

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                           (vi)     A copy of the existing title insurance
policy for each Material Property (each, a "Title Insurance Policy" and collectively, the "Title Insurance Policies"), together with an update (each, an "Title Update" and collectively, the "Title Updates") to each such Title Policy.

                           (vii)    A copy of the existing survey with respect
to each Material Property.

                           (viii)   With respect to each Property, all
environmental reports and any amendments or supplements thereto (each, an "Environmental Report" and collectively, the "Environmental Reports").

                           (ix)     A consent from the Levitz Lender (the
"Lender Consent") (1) certifying the outstanding principal amount of the Levitz Loan, and that to its knowledge no default exists thereunder, and (2) consenting to the admission of the Investor to the Company and the other transactions contemplated by this Agreement.

                           (x)      Each of the material loan documents (the
"Loan Documents") evidencing, securing or guaranteeing the Loan and any and all modifications or amendments thereto.

                           (xi)     [Intentionally Deleted].

                           (xii)    A true and complete copy of the Unitary
Lease and any and all other Leases (as defined below) and any and all amendments and modifications thereto.

                           (xiii)   A true and complete copy of each Overlease
and any and all amendments and modifications thereto with respect to the following properties: Woodbridge, NJ, Sacramento, CA, Willowbrook, NJ, and San Leandro, CA.

                           (xiv)    Opinion of counsel reasonably satisfactory
to the Investor concerning due authorization and issuance of the Preferred Interest by the Company.

                           (xv)     Such other documents and instruments as
shall be reasonably required in order for the Company to consummate this transaction in accordance with the terms and conditions of this Agreement.

         3. Representations and Warranties of Company. The Company hereby represents and warrants to the Investor that:

                  (a) Organization and Limited Liability Company Power. The Company is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware. Each of the Company and the Subsidiaries has all requisite limited liability company power and authority or limited partnership power and authority to own, operate and lease its properties, to carry on its business as currently conducted and, subject to the Lender Consent and the consents of the Continuing Members, to execute and deliver this Agreement, the Third Amendment to Operating Agreement and any other instruments to be delivered pursuant hereto, to carry out the transactions contemplated by each of this Agreement and the Third

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Amendment to Operating Agreement and to perform all of its obligations under this Agreement and the Third Amendment to Operating Agreement. The copy of the Company's Existing Operating Agreement and the Company's Certificate of Formation attached hereto as Exhibits "E-1" and "E-2", respectively, are true, correct and complete copies. The Existing Operating Agreement has not been altered or amended, except as shown in Exhibit "E-1" and is in full force and effect. There are no oral modifications, amendments or waivers by or among the members pertaining to the subject matter of the Existing Operating Agreement. The Company's obligations set forth in Sections 4.8, 4.9 and 4.10 of the Existing Operating Agreement have been satisfied in full.

                  (b) Authorization; No Breach. Subject to the Lender Consent and the consents of the Continuing Members, the execution, delivery and performance of each of this Agreement and the Third Amendment to Operating Agreement have been duly authorized by the Company. Subject to the Lender Consent and the consents of the Continuing Members, each of the Agreement and the Third Amendment to Operating Agreement constitutes valid and binding obligations of the Company, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies. Subject to the Lender Consent and the consents of the Continuing Members, the execution and delivery by the Company of this Agreement and the Third Amendment to Operating Agreement, the offering, sale and issuance of the Preferred Interest hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, does not and shall not conflict with or result in a breach of the terms, conditions or provisions of, constitute a default under, result in a violation of, or require any authorization, consent, approval, exemption or other action by any person or notice to any court or administrative or governmental body pursuant to, (1) the organizational documents of the Company or the Subsidiaries, (2) any law, statute, rule or regulation to which the Company or the Subsidiaries is subject, or (3) any agreement, instrument, order, judgment or decree to which the Company or the Subsidiaries is subject, except, in the case of subclauses (2) and (3) above, for any conflict, result, default, right or other requirement that could not reasonably be expected to have a material adverse effect on the transaction contemplated hereby.

                  (c) Capitalization and Related Matters. Exhibit" F" attached hereto sets forth the Members of the Company and each such Member's Percentage Interest immediately following the Closing. The Continuing Members are the only Members of the Company as of the date hereof and collectively own 100% of the Percentage Interests in the Company.

                  (d)      Properties.

                           (i)      The Company or one of the Subsidiaries is
the sole owner of good, valid, fee simple, marketable and insurable title to each of those Properties listed on Exhibit "G-1" attached hereto (collectively, the "Fee Properties") and any and all fixtures located at each Fee Property or in the buildings, structures and other improvements thereon, is in each case free and clear of all Encumbrances, except for Permitted Encumbrances (as hereinafter defined). For purposes of this Agreement, the term "Encumbrances" shall mean any liens, mortgages, deeds of trust, security agreements, security interests, claims, options, rights of

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purchase or first refusal, encroachments, rights-of-way, easements, operating agreements, covenants, encumbrances, reservations, orders, decrees, judgments, leases, subleases, licenses, assignments, agreements, charges, conditions, restrictions, rights of others or other matters affecting title to the Properties after the date hereof. For purposes of this Agreement, the term "Permitted Encumbrances" means: (1) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (2) any matter set forth in a Title Insurance Policy or Title Update delivered by the Company to the Investor pursuant to Section 2.1(e)(vi) hereof or in the title policy for any other Property, (3) the lien granted pursuant to any of the Loan Documents, and (4) any other matters described in Exhibit "H" attached hereto affecting title to Properties.

                           (ii)     (1) The Company or one of the Subsidiaries
is the holder of the lessee's interest in each Property listed on Exhibit "G-2" attached hereto (the "Leased Properties"). (2) The Company or one of its Subsidiaries has a good, valid, marketable and insurable leasehold interest in each such Property, subject to the Permitted Encumbrances. (3) Exhibit "G-2" includes a description of each Overlease and all amendments and modifications thereto pursuant to which the Leased Properties are leased. (4) Except for the Permitted Encumbrances, the Company and the Subsidiaries have not encumbered their interests in any of the Overleases and the Company has no actual knowledge of any other encumbrance of such interests. (5) Except as listed in Exhibit "I" attached hereto, (x) to the Company's actual knowledge, there exists no uncured event of default by any Subsidiary or the lessor under any Overlease, and (y) the lessor under each Overlease has not delivered to or received from any Subsidiary notices of default with respect to its Overlease which are presently subject to a grace or cure period.

                           (iii)    Except for the Fee Properties listed on
Exhibit "G-1" and the Leased Properties listed on Exhibit "G-2", and personal property incidental to the use and operation thereof, to the extent such personal property is owed by the applicable Subsidiary, the Company and the Subsidiaries own no other property, real or personal, tangible or intangible.

                           (iv)     With respect to each Property for which a
Title Insurance Policy has been delivered pursuant to Section 2.1(e)(vi) hereof, to the Company's actual knowledge, there has been no material adverse change in the state of title since the date of such Title Insurance Policy, except as disclosed in the Title Update for such Property.

                           (v)      To the Company's actual knowledge, except as
forth in Exhibit "J" attached hereto, (1) no part of any Property and no improvement thereon has been damaged by fire or other casualty or (2) is the subject of, or is affected by, any condemnation or eminent domain proceeding currently instituted or pending.

                           (vi)     Except as set forth in the Environmental
Reports delivered to the Investor, the Company has no actual knowledge of the existence, deposit, storage, removal, burial or discharge of any "Hazardous Material" on, under or about any Property. Hazardous Material shall mean (1) asbestos and any chemicals, flammable substances or explosives, any radioactive materials (including radon), any other hazardous wastes or substances which have, as of the date hereof, been determined under any applicable Federal, State or local government law to be hazardous, toxic or waste by the U.S. Environmental

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Protection Agency, the U.S. Department of Transportation, and/or any
instrumentality now or hereafter authorized to regulate materials and substances in the environment which has jurisdiction over the Property ("Environmental Agency"), (2) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, (3) PDBs, (4) lead, and (5) infectious materials, which materials listed under items (1), (2), (3), (4) and (5) above cause the Property (or any part thereof) to be in material violation of any applicable environmental laws or the regulations of any Environmental Agency so as to require remediation.

                           (vii)    Except for the Permitted Encumbrances or as
set forth in Exhibit "K" attached hereto, no person has an option to purchase or rights of refusal to purchase any Property or the buildings, structures or other improvements thereon or any part thereof or interest therein, except as provided herein and in the Operating Agreement.

                  (e)      Debt.

                           (i)      (1) With respect to the Properties subject
to the Levitz Loan, there is no indebtedness with respect to any such Property or any excess cash flow or any residual interest therein, whether secured or unsecured, other than Permitted Encumbrances and the permitted indebtedness described in Section 6.8 of the original loan agreement for the Levitz Loan. (2) With respect to the property held by Portland-Johnson (the "Portland-Johnson Property"), there is no indebtedness with respect to such property or any excess cash flow or any residual interest therein, whether secured or unsecured, other than Permitted Encumbrances and Permitted Indebtedness (as such term is defined in Section 5.22 of the loan agreement for the Portland-Johnson Loan).

                           (ii)     (1) To the Company's actual knowledge, none
of the Subsidiaries that are subject to the Levitz Loan are in default of any of the terms, covenants and conditions set forth in the Levitz Loan documents, and the Company has no actual knowledge of any facts or circumstances which, with the passage of time or notice or both, would reasonably be likely to constitute such a default. (2) To the Company's actual knowledge, Portland-Johnson is not in default of any of the terms, covenants and conditions set forth in the Portland-Johnson Loan documents, and the Company has no actual knowledge of any facts or circumstances which, with the passage of time or notice or both, would reasonably be likely to constitute such a default.

                  (f) Other Material Contracts and Commitments. Attached hereto as Exhibit "L" is a true and materially complete list of all contracts, agreements, commitments and other instruments that are in excess of One Hundred Thousand ($100,000) Dollars in each instance and to which the Company or any of the Subsidiaries is a party or by which any or all of them is or are bound as of the date hereof (collectively, the "Material Contracts"), including all amendments thereto and modifications thereof. To the Company's actual knowledge, no party is in default in any material respect under any of the Material Contracts or (to the extent that it might cause liability from and after the Closing Date) any prior Material Contracts to which the Company was a party or by which it was bound (including, without limitation, any contracts of sale and deeds of real property).

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                  (g)      Books and Records. The books of account and other
records of the Company and the Subsidiaries are in all material respects complete and correct and have been maintained in accordance with good business practices.

                  (h) Tax Returns. All Tax Returns (as hereinafter defined) required by law to be filed by the Company or the Subsidiaries on or prior to the date of this Agreement have been filed, and all such Tax Returns are correct, accurate and complete in all material respects. To the Company's actual knowledge, the Company has paid all Taxes (as hereinafter defined) shown on such Tax Returns, except for any contested Taxes, as set forth in Exhibit "M" attached hereto. For purposes of this Agreement (1) "Tax" or "Taxes" shall mean any or all federal, state, local or foreign taxes (whether in the nature of income, franchise, transfer, gains, profits, sales or use, withholding, employee, excise, personal property, customs, gross receipts or other taxes or duties of any kind whatsoever) (other than real property taxes, or transfer and recording taxes, if any, payable by the Company in connection with the transactions contemplated by this Agreement) and penalties, interest and fines, with respect thereto and (2) "Tax Return" or "Tax Returns" shall mean any report, return or other information or statement, or any amendment thereof, required to be supplied in connection with any Tax. The Company has not filed with any governmental authority any agreement amending the period for the assessment of Taxes for which the Company or its Subsidiaries may be liable. To the actual knowledge of the Company, no audit of any of the tax returns or reports filed by the Company or the Subsidiaries is in progress or is contemplated by any governmental authority.

                  (i) Insurance. Attached hereto as Exhibit "D" are true and correct copies of certificates with respect to polices of property, fire, casualty, liability, life, and/or workmen's compensation insurance maintained by the Company and/or the Subsidiaries. All such policies (1) are fully paid for, to the Company's actual knowledge, and in full force and effect; and (2) are, to the Company's actual knowledge, sufficient for compliance by the Company and the Subsidiaries, as the case may be, with all requirements of law and with the requirements of all agreements to which the Company and/or the Subsidiaries are parties. The Company has no actual knowledge that any of the provisions of any such insurance policy have been violated and the Company and the Subsidiaries have not received any notice or request from any insurance company or Board of Fire Underwriters (or organization exercising functions similar thereto) that was not complied with requiring the performance of any work or alteration with respect to the Properties, or any part thereof or improvement or structure thereon, or canceling or threatening to cancel any of said policies or to increase the premiums therefor.

                  (j)      Litigation; Bankruptcy.

                           (i)      To the Company's actual knowledge, except as
set forth in Exhibit "N" attached hereto, there are no actions, suits, claims, arbitrations, litigation, proceedings or investigations pending against the Company or the Subsidiaries, which, if adversely determined, might materially adversely affect the condition (financial or otherwise) of business of the Company, any Subsidiary or the condition or ownership of any Property.

                           (ii)     None of the Company or any of the
Subsidiaries is now or has ever been a debtor under any case commenced under the United States Bankruptcy Code, or any predecessor thereof, or any state insolvency law, or are any such parties taking any steps to

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commence any such bankruptcy or insolvency proceeding nor, to the Company's actual knowledge, is any creditor preparing or threatening to commence any involuntary bankruptcy or involving case against the Company or against any Subsidiary.

                  (k) Compliance with Applicable Laws. Except as set forth in Exhibit "O" attached hereto or in the Environmental Reports, to the Company's actual knowledge, the Company and the Subsidiaries are in material compliance with all statutes, laws, ordinances, regulations, rules, determinations, requirements, orders, judgments and decrees, applicable to it or to its assets, properties or business, including, without limitation, all applicable federal and state securities laws and regulations, and all federal, state and local statutes, laws, ordinances, regulations, rules, requirements, orders, judgments and decrees, including without limitation, those pertaining to the maintaining, operating, ownership or management of real property, pertaining to employment and employment practices, terms and conditions of employment, and wages and hours, and pertaining to safety, health, fire prevention, environmental protection, building standards, zoning and other matters. Except as set forth in Exhibit "O" or the Environmental Reports, none of the Company or the Subsidiaries has received any written notice that is still outstanding from any governmental authority having jurisdiction over any Property to the effect that a Property is not in compliance with applicable laws and ordinances, including all applicable zoning and land use laws and ordinances (provided that a notice shall be deemed to be "outstanding" until the Company has paid all amounts due and owing as a result of such non-compliance).

                  (l) Leases. Attached hereto as Exhibit "P-1" is a true and complete list of all agreements pursuant to which any person uses or occupies or has the right to use or occupy, any part of any Property, including all amendments thereto and modifications thereof (the "Leases"). To the Company's actual knowledge, all of the Leases are valid, in full force and effect and there are no monetary or material non-monetary defaults thereunder on the part of tenant or the landlord thereunder except as disclosed on Exhibit "P-2" attached hereto. To the Company's actual knowledge, no tenant under any Lease has any defense, set-off or claim or any basis for any defense or claim for reduction, deduction or set-off against the landlord thereunder or the rent under any such Lease or the other obligations owed by such tenant under such Lease. Except as disclosed on Exhibit "P-2", no tenant under a Lease has given the landlord thereunder written notice of any intent to terminate its Lease prior to the end of its stated term or otherwise to cease the active conduct of the tenant's business, and no tenant has paid any rent, additional rent or other charge of any nature for a period of more than thirty (30) days in advance. To the Company's actual knowledge, there are no brokerage or finders commissions or other compensation or fees payable after the date hereof by reason of the Leases or any extensions, expansions, renewals or modifications thereof, or that could be due in the future, all with respect to amounts owing or owed to any exclusive leasing agent or pursuant to any exclusive leasing agreement with respect to the Leases, except as set forth on Exhibit "P-2".

                  (m) Financial Statements. A true and complete set of unaudited financial statements of the Company and the Subsidiaries as of December 31, 2004, has been delivered to the Investor and, to the Company's actual knowledge, such financial statements present fairly the financial condition of the Company and of the Subsidiaries in accordance with generally accepted accounting principals consistently applied, as of the date thereof. To the Company's actual knowledge, no material adverse change has occurred in the financial

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condition, operation, assets or liabilities of the Company and of the
Subsidiaries since the date of such financial statements.

                  (n) Real Estate Taxes. To the Company's actual knowledge, there are no unpaid or outstanding real estate or other taxes or assessments on or against the Properties, or any part thereof, except for real estate taxes not yet due and payable. To the Company's actual knowledge, there are no unpaid or outstanding charges for water, sewer or other utilities except those not yet due and payable.

                  (o) Taxation as Partnership. The Company has been treated as a partnership and that the Members of the Company as of the date hereof are taxed as partners for federal, state, local and foreign income tax purposes. The Company has not filed any election pursuant to Treasury Regulation Section
301.7701 3(c) to be treated as an entity other than a partnership. The Company has not elected, pursuant to Code Section 761(a) or otherwise to be excluded from the provisions of Subchapter K of the Code. The Company has prepared and filed with the IRS and other necessary taxing authorities all documents, if any, necessary to confirm and maintain its status as a partnership.

                  (p) No Employees. The Company and each Subsidiary have no employees.

                  (q) Subsidiaries. The Company owns a limited liability company or limited partnership interest, as the case may be, in those Subsidiaries and their general partners (the "General Partners"), as applicable, all of which are set forth on Exhibit "Q-1" attached hereto. The only subsidiaries that the Company has an ownership interest in are the Subsidiaries and the General Partners listed on Exhibit "Q-1". As of the date hereof, the Company has good and valid title to an ownership interest in the percentage set forth on Exhibit "Q-1" with respect to each Subsidiary and General Partner free and clear of all liens, security interests, options, rights of first refusal and adverse claims to title of any kind or character, and such interests are not subject to any agreement (other than this Agreement) providing for the sale or transfer thereof, except as set forth in Exhibit "Q-2". Each of the Subsidiaries and General Partners is duly organized, validly existing and in good standing under the laws of the state of its organization, has the full and unrestricted power and authority, corporate and otherwise, to own, operate and lease its properties and to carry on its business as currently conducted. Each Subsidiary's and General Partner's organizational documents are in full force and effect. The Company is not in default of any of its obligations under any of the Subsidiary or General Partners organizational documents and the Company has no actual knowledge of any other party thereto being in default of its obligations thereunder, except as set forth on Exhibit "Q-3" attached hereto.

                  (r) Preferred Interest. The Preferred Interest is not subject to any lien, pledge or encumbrance of any nature whatsoever and the Investor is acquiring same free of any rights to same by any other party.

                  (s) Property Information. The Company has made available to the Investor true and correct copies of all leases and environmental, title and survey reports for the

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Properties (collectively with the Loan Documents and the financial statements referred to in Section 3(t) above, the "Transaction Documents and Information").

                  (t) No Brokers. The Company is not a party to or in any way obligated to make any payment relating to, any contract or outstanding claim for the payment of any broker's or finder's fee in connection with the origin, negotiation, execution or performance of this Agreement or the acquisition of the Preferred Interest by the Investor hereunder.

                  (u) Legal Counsel. The Company has been duly represented by legal counsel in connection with the negotiation of this Agreement and the Third Amendment to Operating Agreement.

         The representations and warranties of the Company as to itself and the Subsidiaries set forth in this Section 3 shall be deemed remade as of Closing. As used in this Agreement, the term "to the Company's actual knowledge" or any other reference to the knowledge of the Company (a) shall mean and apply to the actual knowledge of Hersch Klaff and Leslie Marshall (the "Company's Knowledge Individuals"), and not to any other persons, (b) shall mean the actual (and not implied or constructive) knowledge of the Company's Knowledge Individuals, without any duty on the Company's Knowledge Individuals to conduct any investigation or inquiry of any kind, and (c) shall not apply to or to be construed to apply to information or material which may be in the possession of the Company of the Subsidiaries generally or incidentally, but which is not actually known to the Company's Knowledge Individuals. Similarly, any reference to any written notice, claim, litigation, filing or other correspondence or transmittal to the Company or the Subsidiaries set forth herein shall be limited to refer to only those actually received by or known to the Company's Knowledge Individuals in the limited manner provided in clauses (a) through (c) above. Each of the representations and warranties contained in this Section 3 is subject to the information disclosed in the Transaction Documents and Information. Each representation and warranty of the Company contained in this Agreement shall be modified as appropriate so as to disclose any material inaccuracies or exceptions to such representations or warranties that have arisen, to the Company's actual knowledge, during the period after the date hereof and prior to the Closing Date, provided that the Company shall not be required to disclose any Permitted Changes (as defined below) and its remade representations and warranties shall be deemed subject to any and all applicable Permitted Changes. As used in this Agreement, "Permitted Changes" shall mean:
(i) any matters expressly permitted in this Agreement or otherwise specifically approved or agreed to in writing by the Investor; and (ii) any matter or action that this Agreement expressly contemplates will take place or occur prior to or concurrently with the Closing.

         Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in Sections 3(d)(ii)(2) and (4), 3(d)(v)(1), 3(d)(vi) and 3(k) shall not apply to the Existing Homelife Demised Premises. The Existing Homelife Demised Properties are identified on Exhibit "G-2".

         4.       Covenants of Company.

                  (a) Access. The Company shall afford, and shall cause its Subsidiaries, to afford, to the Investor and the Investor's accountants, counsel and

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representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement pursuant to Section 11(b)) to all their respective Properties, books, commitments, contracts and records and, during such period, shall, upon request, furnish promptly to the Investor all other information concerning them as the Investor may reasonably request, provided that no investigation or receipt of information pursuant to this Section 4(a) shall affect any representation or warranty of the Company or the conditions to the obligations of the Investor. The Investor shall give the Company reasonable advance notice of entry by the Investor or any of its agents, employees or contractors onto the Properties so that the Company shall have an opportunity to have a representative present during any such inspection, and the Company expressly reserves the right to have such a representative present. The Investor shall not perform any invasive tests at the Properties. The Investor agrees that in exercising its right of access hereunder, the Investor will use and will cause its agents, employees or contractors to use their reasonable efforts not to interfere with the activity or rights of tenants or any persons occupying or providing service at the Property.

                  (b) Requests by Investor. The Company shall, subject to the satisfaction of the conditions set forth in Section 8, take such actions, in each case, as may be necessary or reasonably requested by the Investor in order to consummate or implement the terms of this Agreement.

                  (c) Other Actions. Upon the terms and subject to the conditions of this Agreement, the Company will use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

                  (d) Notices. For so long as the Investor is a Member, the Company shall copy the Investor on all notices, consents, approvals and requests given or received by the Company in connection with the Loan and any refinancings thereof. The covenant and obligation contained in this Section 4(d) shall survive Closing hereunder.

                  (e) Transfer Taxes. The Company shall pay any transfer taxes due in connection with (i) the issuance of the Preferred Interest to the Investor and the admission of the Investor as a Member to the Company and (ii) the redemption of the Investor's Preferred Interest in accordance with the terms of the Third Amendment to Operating Agreement. The covenant and obligations contained in this Section 4(e) shall survive Closing hereunder.

         5. Representations and Warranties of Investor. The Investor hereby represents and warrants that:

                  (a) Intentions of Investor. The Investor is acquiring the Preferred Interest acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

                  (b) Securities Act. The Investor understands that the Preferred Interest has not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

                  (c) "Accredited Investor". The Investor is an "accredited investor", as defined under Rule 501(a) promulgated under the Securities Act.

                  (d) Corporate Power. The Investor has all requisite power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby. The Investor has taken all action as and in the manner required by law, its certificate of incorporation or bylaws, its certificate of formation or limited liability company agreement or otherwise to authorize the execution, delivery and performance of this Agreement, the Third Amendment to Operating Agreement and the other ancillary documents to which it is a party and the transactions contemplated hereby and thereby.

                  (e) Investigations by Investor. The Investor has had ample opportunity to make inquiries of the Company's Manager and Voting Members, examine books and records of the Company and the Subsidiaries and otherwise to conduct such investigation as the Investor has deemed appropriate in connection with its acquisition of the Preferred Interest. The Investor has entered into this Agreement solely upon its independent investigation of the Company, the Subsidiaries, the Existing Operating Agreement, and the Transaction Documents and Information. The Investor is not relying upon any oral information supplied by or any oral representations made by or on behalf of the Company of the Subsidiaries, or upon budgets or projections of any kind that may have been supplied to it. The Company makes no representation or warranty (and assumes no responsibility with respect to) the future operations of the Company or the Subsidiaries, and the Company assumes no responsibility or liability with respect to the future performance by the Company or the Subsidiaries.

                  (f) No Breach. The execution and delivery of this Agreement, and the Third Amendment to Operating Agreement, do not, and the consummation of the transactions contemplated hereby and thereby will not, violate (i) any provisions of the organizational documents of the Investor, (ii) any material terms of any material contract or commitment of any kind or character to which the Investor is a party or by which it or its property may be bound, or (iii) any law, regulation, rule, judgment or order applicable to the Investor or its property.

                  (g) Enforceability. This Agreement and the Third Amendment to Operating Agreement, each constitutes the valid and binding obligation of the Investor, enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies.

                  (h) No Brokers. The Investor is not a party to or in any way obligated to make any payment relating to, any contract or outstanding claim for the payment of any broker's or finder's fee in connection with the origin, negotiation, execution or performance of this Agreement or the acquisition of the Preferred Interest hereunder.

                  (i) Legal Counsel. The Investor has been duly represented by legal counsel in connection with the negotiation of this Agreement and the Third Amendment to Operating Agreement.

         The representations and warranties of the Investor set forth in this
Section 5 shall be deemed remade as of the Closing.

         6.       Covenants of Investor.

                  (a) Third Amendment to Operating Agreement; Requests by Company. The Investor shall (i) subject to the satisfaction of the conditions set forth in Section 7, execute and/or deliver the Third Amendment to Operating Agreement and the Indemnity Agreement and such other documents, certificates, agreements and other writings and (ii) take such other actions as may be necessary or reasonably requested by the Company in order to consummate or implement expeditiously the acquisition of the Preferred Interest in accordance with the terms of this Agreement.

                  (b) Other Actions. Upon the terms and subject to the conditions of this Agreement, the Investor will use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

         7. Conditions to the Obligations of Investor. The obligation of the Investor to make the contribution to the Company at the Closing and the other obligations of the Investor hereunder required to be performed on the Closing Date shall be subject to the satisfaction (or waiver by the Investor) as of the Closing Date of the following conditions:

                           (i)      The Investor shall have received the closing
deliveries described in Section 2(e) hereof.

                           (ii)     The representations and warranties of the
Company made in Section 3 of this Agreement shall be true and correct in all material respects when made and as of the Closing Date as though made on and as of the Closing Date.

                           (iii)    The Company shall have performed or complied
in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Company by the Closing Date.

                           (iv)     There shall exist no claim, action, suit,
investigation, litigation or proceeding, pending or threatened in any court or before any arbitrator or governmental instrumentality which relates to the transactions contemplated by this Agreement or that materially adversely affects the Company.

                           (v)      The Company shall have paid all of the
Investor's reasonable expenses incurred in the due diligence, structuring and completion of its contribution to the Company and the issuance of the Preferred Interest, including, but not limited to, reasonable attorneys' fees.

         8. Conditions to the Obligations of Company. The obligation of the Company to sell the Preferred Interest and the other obligations of the Company hereunder required to be performed on the Closing Date shall be subject to the satisfaction (or waiver by the Company) as of the Closing Date of the following conditions:

                           (i)      The Company shall have received the closing
deliveries described in Section 2(d) hereof.

                           (ii)     The representations and warranties of the
Investor contained in Section 5 of this Agreement shall have been true and correct in all material respects when made and as of the Closing Date as though made on and as of the Closing Date.

                           (iii)    The Investor shall have performed or
complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Investor by the Closing Date.

         9. Legend. If certificated, each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THAT CERTAIN LEVITZ SL, LLC OPERATING AGREEMENT AS OF MAY 21, 1999, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

         10. "As-Is, Where Is". EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY EXPRESSLY SET FORTH IN SECTION 3 OF THIS AGREEMENT, THE INVESTOR WARRANTS AND ACKNOWLEDGES TO AND AGREES WITH THE COMPANY THAT THE COMPANY, THE SUBSIDIARIES AND THEIR RESPECTIVE ASSETS AND PROPERTIES ARE IN THEIR "AS-IS, WHERE IS" CONDITION "WITH ALL FAULTS" AS OF THE CLOSING DATE AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, AS TO THEIR CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER WARRANTY OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE COMPANY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY EXPRESSLY SET FORTH IN SECTION 3 OF THIS AGREEMENT, THE COMPANY SPECIFICALLY DISCLAIMS ANY WARRANTY,

GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING (I) THE VALUE, NATURE, QUALITY OR CONDITION OF THE COMPANY, THE SUBSIDIARIES AND THEIR RESPECTIVE ASSETS AND PROPERTIES OR THE PREFERRED INTEREST, INCLUDING THE WATER, SOIL AND GEOLOGY OF THE PROPERTIES, (II) THE INCOME TO BE DERIVED FROM THE ASSETS AND THE PROPERTIES, (III) THE SUITABILITY OF THE PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES WHICH THE INVESTOR MAY CONDUCT THEREON, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PROPERTIES, (IV) THE COMPLIANCE OF OR BY THE COMPANY, THE SUBSIDIARIES AND THEIR RESPEVTIVE ASSETS OR PROPERTIES (OR THEIR OPERATION) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (V) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTIES, (VI) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTIES, (VII) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTIES, (VIII) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTIES OR ANY OTHER ENVIRONMENTAL MATTER OR CONDITION OF THE PROPERTIES,
(IX) THE UNITARY LEASE, OVERLEASES, OTHER LEASES OR OTHER AGREEMENTS AFFECTING THE COMPANY, THE SUBSIDIARIES OR THEIR RESPECTIVE ASSETS OR PROPERTIES, OR (X) ANY OTHER MATTER WITH RESPECT TO THE COMPANY, THE SUBSIDIARIES AND THEIR RESPECTIVE ASSETS OR PROPERTIES. THE INVESTOR ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONTAINED IN
SECTION 3 OF THIS AGREEMENT, ANY INFORMATION PROVIDED BY OR ON BEHALF OF THE COMPANY OR THE SUBSIDIARIES WITH RESPECT TO THE COMPANY'S AND THE SUBSIDARIES' RESPECTIVE ASSETS AND PROPERTIES WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT THE COMPANY HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. THE COMPANY SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE COMPANY, THE SUBSIDIARIES AND THEIR RESPECTIVE ASSETS AND PROPERTIES (OR THEIR OPERATION), FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 3 OF THIS AGREEMENT.

         11.      Miscellaneous.

                  (a) Remedies. The Investor shall have all rights and remedies set forth in this Agreement and the other ancillary documents and all of the rights that the Investor has under any law.

                  (b) Termination. This Agreement may be terminated at any time prior to the Closing Date by mutual agreement of the Company and the Investor.

                  (c) Press Releases. The Company and the Investor will consult with the other before issuing, and provide the other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated hereby and will not issue any such press release or make any such public statement without the other party's prior written consent, except that a party hereto may make such disclosures as are required by law, but only after disclosing to each of the other parties hereto the basis for concluding that such disclosure is so required and the contents of such disclosure.

                  (d) Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by facsimile, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee as follows:

                  If to the Company:

                  Levitz SL, L.L.C.
                  c/o Klaff Realty, LP
                  122 S. Michigan Avenue, Suite 1000
                  Chicago, IL 60603-6116
                  Attention:  Hersch Klaff and Keith Brown

                  with a copy to:

                  Klehr, Harrison, Harvey, Branzburg & Ellers LLP
                  260 S. Broad Street
                  Philadelphia, PA 19102-5003
                  Attention:  Lawrence J. Arem

                  If to the Investor:

                  Acadia Levitz, LLC
                  1311 Mamaroneck Avenue
                  Suite 260
                  White Plains, NY 10605
                  Attention:  Kenneth F. Bernstein and Joel Braun

                  with a copy to:

                  Acadia Levitz, LLC
                  1311 Mamaroneck Avenue
                  Suite 260
                  White Plains, NY 10605
                  Attention:  Robert Masters

                  All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next Business Day and
(iii) in the case of mailing, on the third Business Day following such mailing if sent by certified mail, return receipt requested.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  (f) Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Investor. No other course of dealing between the Company and the Investor or any delay in exercising any rights hereunder operate as a waiver of any rights of Investor.

                  (g) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a party or on its behalf.

                  (h) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (i) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and the other ancillary documents embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

                  (j) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  (k) Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                  (l) Waiver Of Jury Trial. THE COMPANY AND THE INVESTOR HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION OR ENFORCEMENT THEREOF. THE COMPANY AND THE INVESTOR AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

                  (m) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first above written.

                            COMPANY:

                            By:   LUBERT-ADLER  REAL ESTATE FUND
                                  II,  L.P.,  its voting member

                                  By:   Lubert-Adler Group II, L.P., its
                                        general partner

                                        By:  Lubert-Adler Group II, LLC, its
                                             general partner

                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                            By:   LUBERT-ADLER REAL ESTATE
                                  PARALLEL FUND II, L.P., its voting
                                  Member

                                  By:   Lubert-Adler Group II, L.P., its
                                        general partner

                                        By:  Lubert-Adler Group II, LLC, its
                                             general partner

                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                            By:   LEVITZ SL KLAFF EQUITY, L.L.C., its
                                  voting member

                                  By:   Klaff Realty, LP, its manager

                                             By:  Klaff Realty, Ltd., its
                                                  general partner

                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                            INVESTOR:

                            ACADIA LEVITZ, LLC

                            By:
                               -------------------------------------------------
                            Its:
                               -------------------------------------------------

                                   EXHIBIT "A"

                 FORM OF THIRD AMENDMENT TO OPERATING AGREEMENT

                                   EXHIBIT "B"

                           FORM OF INDEMNITY AGREEMENT

                                   EXHIBIT "C"

                                FORM OF GUARANTY

                                   EXHIBIT "D"

                       COPIES OF CERTIFICATES OF INSURANCE

                                  EXHIBIT "E-1"

                 COPY OF COMPANY'S EXISTING OPERATING AGREEMENT

                                  EXHIBIT "E-2"

                   COPY OF COMPANY'S CERTIFICATE OF FORMATION

                                   EXHIBIT "F"

                      MEMBERS AND THEIR PERCENTAGE INTEREST

Member                                                  Percentage Interest
-------------------------------------------------       -------------------
Lubert-Adler Real Estate Fund II, L.P.                  23.427%

Lubert-Adler Real Estate Parallel Fund II, L.P.         34.413%

Levitz SL Klaff Equity, L.L.C.                          12.16%

Blackacre Furniture Funding LLC                         30.00%

K.S. Opportunities III, L.L.C. (Promote Member)*        0.00%


----------
* Promote Member is entitled to an allocation of Net Profits and Net Losses and to certain distributions as provided in the Existing Operating Agreement.

                                  EXHIBIT "G-1"

                                 FEE PROPERTIES

St. Paul, 3201 Country Dr., St. Paul, MN 55117-1096

Oxnard, 2420 N. Oxnard Blvd., Oxnard, CA  93030

Northridge, 19350 Nordhoff Street, Northridge, CA  91324

Farmingdale, 90 Price Parkway, Farmingdale, NY  11735

Portland-Johnson, 13631 S. E. Johnson Rd., Milwaukie, OR  97222-1295

                                  EXHIBIT "G-2"

                                LEASED PROPERTIES

La Puente, 17520 E. Castleton Street, City of Industry, CA  91744-1701

         Description of Overlease:

         A. Lease dated March 1, 1979, by and between Wincorp Industries Inc. (Landlord) and Levitz Furniture Corporation (Tenant)
         B. Letter dated July 1, 1980, from Wincorp Industries Inc. to Levitz Furniture Corporation giving notice of commencement date as June 29, 1980
         C. First Amendment to Lease dated September 1, 1979, between Wincorp Industries, Inc., a Delaware corporation, and Levitz Furniture Corporation
         D. Tri-Party Agreement entered into as of April 4, 1980, among Wincorp Industries, Inc., Levitz Furniture Corporation and Laurel Development Company
         E. Letter Agreement entered into on or about July 1, 1980, between Wincorp Industries, Inc. and Levitz Furniture Corporation
         F. Letter Agreement entered into on or about October 17, 1997, between The Estate of James Campbell and BT Commercial Corporation and acknowledged by Levitz Furniture Incorporated and Levitz Furniture Company of the Pacific Realty, Inc.
         G.       Order Under 11 U.S.C. Sections 363, 365 and 1146(c) and
                  Fed. R. Bankr. 6004 and 6006 (I) Authorizing Sale-Leaseback Transaction Free and Clear of Liens, Claims, Encumbrances, and Interests and (II) Determining that the Sale-Leaseback Transaction is Exempt from any Stamp, Transfer, Recording or Similar Tax
         H.       Letter dated May 13, 2004, from Tenant to Landlord re:
                  Tenant's exercise of one (1) twenty (20) year extension option
         I.       Letter dated September 20, 2004, from Landlord to Tenant re:
                  Base Rent during option term
         J.       Letter dated January 12, 2005, from Tenant to Landlord re:
                  Base Rent during option term

San Leandro, 3199 Alvarado Street, San Leandro, CA  94577-5790

         Description of Overlease:

         A. Lease Agreement dated as of August 25, 1971, by and between Peerage Equities Corporation (Lessor) and Levitz Furniture Corporation (Lessee)
         B. Warranty Deed dated 8/25/71 between Peerage Equities Corporation and Ruth E. Jensen (Building and Improvements only)
         C. Assignment of Levitz Lease dated 8/25/71 between Peerage Equities Corporation, as assignor, and Ruth E. Jensen, as assignee
         K.       First Amendment to Lease Agreement dated December 21, 1971
         L. Warranty Deed dated 12/31/71 between Peerage Equity Corporation, as grantor and Corporate Property Investors, as grantee (land only exclusive of any buildings)

         M. Warranty Deed dated March 3, 1981, between Ruth E. Jensen, as grantor, and Frederick G. Gould, grantee (Buildings and Improvements only)
         N.       Assignment of Ground Lease dated March 3, 1981, between Ruth
                  E. Jensen, assignor, and Frederick G. Gould, as assignee
         O.       Assignment of Levitz Lease dated March 3, 1981, between Ruth
                  E. Jensen, as assignor, and Frederick G. Gould, as assignee
         P. General Assignment dated March 3, 1981, between Ruth E. Jensen, as assignor, and Frederick G. Gould, as assignee
         Q. Warranty Deed dated October 11, 1982, between Frederick G. Gould, as grantor and John A. Washburn, as grantee (Buildings and Improvements only).
         R. Assignment of Ground Lease dated October 11, 1982, between Frederick G. Gould, as assignor, and John A. Washburn, as assignee
         S. Assignment of Levitz Lease dated October 11, 1982, between Frederick G. Gould, as assignor, and John A. Washburn, as assignee
         T. General Assignment dated as of October 11, 1982, between Frederick G. Gould, as assignor, and John A. Washburn, as assignee
         N.       Notice to Levitz Furniture Corporation of assignment of lease
         O. Letter dated October 29, 1996, by Levitz Furniture Corporation exercising its first option to extend Lease from July 1, 1997 to June 30, 2002
         P. Letter dated October 1, 2001, exercising its second option to extend lease.

Willowbrook, 531 Route 46, Fairfield, NJ  07004-1907

         Description of Overlease:

         A. Ground Lease dated November 22, 1971, by and between Peerage Equities Corporation (Lessor) and Spice Properties Co., Inc. (Lessee)
         B. Lease Agreement dated November 22, 1971, by and between Peerage Equities Corporation (Lessor) and Levitz Furniture Corporation (Lessee)
         C. Assignment of Lease dated November 22, 1971, by and between Peerage Equities Corporation (Assignor) and Spice Properties Co., Inc. (Assignee)
         D. Assignment of Lease and Agreement dated November 22, 1971, by and between Spice Properties Co., Inc. (Assignor) and Levitz Furniture Corporation (Assignee)
         E. Lease Assignment and Assumption Agreement dated September 30, 1996, by and between Levitz Furniture Corporation (Assignor) and Levitz Furniture Realty Corporation (Assignee)

Woodbridge, 429 Route 1 South, Iselin, NJ  08830-3009

         Description of Overlease:

         A. Ground Lease dated October 28, 1966, by and between Mario Cellentani and Helen Cellentani (Landlord) and Litwin Properties, Inc. (Tenant)
         B. Assignment of Lease by and between Woodbridge Mall No. 2, Inc. (formerly known as Litwin Properties, Inc.), as assignor, and Carthay Realty Corp., as assignee
         C. Assignment of Lease dated June 29, 1973, by and between Carthay Realty Corp., as assignor, and Mann Theatres Corporation of California, as assignee
         D. Acceptance of Assignment dated July 1, 1973, by Mann Theatres Corporation

         E. Assignment of Lease dated February 1, 1980, by and between Theatres Corporation of California, as assignor, to Levitz Furniture Corporation of the Eastern Region, Inc., as assignee

Langhorne, 1661 East Lincoln Highway, Langhorne, PA  19047-3096

         Description of Overlease:

         A.       Lease dated May 1, 1973, by and between Quint Leasing Company
                  (Lessor) and Levitz Furniture Corporation (Lessee)
         B.       Letter dated October 9, 1992, by Levitz Furniture Corporation electing to extend the term of the Lease until June 30, 2003
         C. Letter dated November 21, 2002, from Tenant to Landlord electing to extend the term of the Lease for an additional 5-year term.

Sacramento, 4741 Watt Avenue, North Highlands, CA  95660-5515

         Description of Overlease:

         A. Agreement of Lease dated as of March 9, 1970, by and between A&A Key Builders Supply, Inc. and B&B Enterprises, Inc. (Lessor) and Levitz Furniture Co. of Santa Clara, Inc. (Lessee)
         B. Resolution dated May 26, 1970, amending the Articles of Incorporation for Levitz Furniture Company of Santa Clara to read, Levitz Furniture Company of Northern California, Inc.
         C. Resolution dated March 21, 1973, amending the Articles of Incorporation of Levitz Furniture Company of Northern California, Inc. to read, Levitz Furniture Company of the Pacific, Inc.
         D. Letter dated April 27, 1994, by Levitz Furniture Corporation exercising its first option to extend the Lease from September 1, 1995, to August 31, 2005
         E. Option to Purchase dated as of March 9, 1970, by and between A&A Key Builders Supply, Inc. and B&B Enterprises, Inc. (Lessor) and Levitz Furniture Co. of Santa Clara, Inc. (Lessee)
         F. Letter dated May 14, 2004, exercising second option to extend the Lease from September 1, 2005, to August 31, 2010.

Brea (Homelife), 2335 E. Imperial Highway, Brea, CA  92821 (Store No. 4189)

         Description of Overlease:

         A. Lease dated January 7, 1999, by and between BUP II Partners, as landlord, and Sears, as tenant
         B. Assignment and Assumption of Leases dated February 1, 1999, between Sears and Homelife
         C. First Amendment to Lease dated September 19, 2000, between BUP II Partners and Homelife
         D. Assignment and Assumption of Lease Agreement dated January 25, 2002 between Homelife and HL Brea, L.L.C.

Deptford (Homelife), 1561 Almonesson Road, Deptford, NJ  08096 (Store No. 4334)

         Description of Overlease:

         A. Specialty Store Lease dated February 17, 1997, by and between Almonesson Associates II, LLC, as landlord, and Sears, as tenant
         B.       Amendment to Specialty Store Lease dated March 21, 1997,
                  between Almonesson Associates II, LLC and Sears
         C.       Lease Supplement dated July 27, 1998, between Almonesson
                  Associates II, LLC and Sears
         D. Assignment and Assumption of Leases dated February 1, 1999, between Sears and Homelife
         E.       Assignment and Assumption of Lease Agreement dated
                  February 15, 2002, between Homelife and HL Deptford, L.L.C.

Downingtown (Homelife), 955 East Lancaster Avenue, Downingtown, PA 19335 (Store No. 4403)

         Description of Overlease:

         A. Lease Agreement dated December 23, 1999, by and between B&S Pike Associates, L.P., as landlord, and Homelife, as tenant
         B. Assignment and Assumption of Lease Agreement dated January 25, 2002, between Homelife and HL Downingtown, L.P.

Hayward (Homelife), 680 W. Winton Road, Hayward, CA  94545 (Store No. 4349)

         Description of Overlease:

         A. Sublease dated February 1, 1999, by and between Sears, as sublandlord, and Homelife, as subtenant
         B.       Lease Supplement dated September 22, 2000, between Sears and
                  Homelife
         C. Assignment and Assumption of Sublease Agreement dated January 25, 2002, between Homelife and HL Hayward, L.L.C.

The Court of Oxford Valley (Homelife), 110 Commerce Boulevard, Oxford Valley, PA 19030 (Store No. 4065)

         Description of Overlease:

         A. Specialty Store Lease dated January 25, 1995, by and between Oxford Valley Road Associates, as landlord, and Sears, Roebuck and Co. ("Sears"), as tenant
         B.       Amendment to Specialty Store Lease dated March 27, 1995, by and between Oxford Valley Road Associates and Sears
         C.       Lease Supplement dated March 5, 1996, between Oxford Valley
                  Road Associates and Sears

         D. Assignment and Assumption of Leases dated February 1, 1999, between Sears and Homelife
         E. Assignment and Assumption of Lease Agreement dated February 15, 2002, between Homelife and HL Fairless Hills, LP

San Jose (Homelife), 5353 Almaden Expressway, Suite 5C, San Jose, CA 95118 (Store No. 4019)

         Description of Overlease:

         A. Sublease dated February 1, 1999, by and between Sears, as sublandlord, and Homelife, as subtenant.
         B. Assignment and Assumption of Sublease Agreement dated _________ __, 2002, between Homelife and HL San Jose, L.L.C.

Scottsdale (Homelife), 9130 E. Indian Bend Road, Scottsdale, AZ 85250 (Store No. 4497)

         Description of Overlease:

         A.       Lease dated February 11, 1991, by and between Pima Grande
                  Development, as landlord, and Sears, as tenant
         B.       Short Form Memorandum of Lease dated February 11, 1991,
                  between Pima Grande Development, as landlord, and Sears, as tenant
         C. Lease Supplement dated November 7, 1991, between Pima Grande Development and Sears
         D. First Amendment to Lease dated June 6, 1997, between Pima Grande Development and Sears
         E. Assignment and Assumption of Leases dated February 1, 1999, between Sears and Homelife
         F. Assignment and Assumption of Lease Agreement dated March 7, 2002, between Homelife and HL Scottsdale, L.L.C.

Torrance (Homelife), 19800 Hawthorne Boulevard, Suite 280, Torrance CA 90503 (Store No. 4109)

         Description of Overlease:

         A. Lease dated May 3, 1996, by and between Gateway Pioneer, Inc. No. 1, as landlord, and Sears, as tenant
         B. Lease Supplement dated January 14, 1997, between Gateway Pioneer, Inc. No. 1 and Sears
         C. Assignment and Assumption of Leases dated February 1, 1999, between Sears and Homelife
         D. Assignment and Assumption of Lease Agreement dated February 15, 2002, between Homelife and HL Torrance, L.L.C.

Irvine 1 (Homelife), 13732 Jamboree Road, Tustin, CA  92602 (Store No. 4108)

         Description of Overlease:

         A. Lease dated December 15, 1995, by and between Irvine Retail Properties Company, as landlord, and Sears, as tenant
         B. Lease Supplement dated January 22, 1997, between Irvine Retail Properties Company and Sears
         C. First Amendment to Lease dated May 26, 1998, between Irvine Retail Properties Company and Sears
         D. Assignment and Assumption of Leases dated February 1, 1999, between Sears and Homelife
         E.       Assignment and Assumption of Lease Agreement dated
                  January 25, 2002, between Homelife and HL Irvine 1, L.L.C.

West Covina (Homelife), 2753 Eastland Center Drive #2000, West Covina, CA 91790 (Store No. 4307)

         Description of Overlease:

         A. Lease dated April 13, 2000, by and between Eastland Shopping Center LLC, as landlord, and Homelife, as tenant
         B. Lease Amendment No. 1 dated August 31, 2000, between Eastland Shopping Center LLC and Homelife
         C. Assignment and Assumption of Lease Agreement dated _________ __, 2002, between Homelife and HL West Covina, L.L.C.

Northridge (Homelife), 9301 Tampa, Avenue, Northridge, CA 91325 (Store No. 4004)

         Description of Overlease:

         Lease dated February 1, 2002, between Crown Glendale Associates, LLC (assignee of Sears) and HL Northridge, L.L.C.

Glendale (Homelife), 314 N. Central Avenue, Glendale, CA  91203 (Store No. 4398)

         Description of Overlease:

         Lease dated February 1, 2002, between Crown Northridge Associates, LLC (assignee of Sears) and HL Glendale, L.L.C.

                                   EXHIBIT "H"

                      MATTERS AFFECTING TITLE TO PROPERTIES

Portland-Johnson, OR:

Traffic Control, Illumination, and Utility Easement

Sign/Slope/Utility & Sidewalk Easement

Grant of Easement for Road and Right of Way Purposes

Lease dated September 24, 2003, as amended, between Levitz SL Portland-Johnson, L.L.C., as landlord, and Lowe's HIW, Inc., as tenant (includes Right of First Refusal (Section 14))

Farmingdale, NY:

Lease dated August 31, 2004, as amended, between Levitz SL Farmingdale, L.L.C., as landlord, and Lowe's Home Centers, Inc., as tenant (includes Right of First Refusal (Section 18))

Willowbrook, NJ:

Sublease dated May 28, 2004, but effective as of June 3, 2002, as amended, between Levitz SL Willowbrook, L.L.C., as landlord, and Futurama Furniture of Fairfield, Inc., as tenant

Northridge, CA:

Option to Lease dated November 15, 2004, between Wal-Mart Real Estate Business Trust and Levitz SL Northridge, L.L.C. (Exhibit B is Ground Lease (includes Right of First Refusal (Section 22))

Oxnard, CA:

Agreement of Sale dated January 5, 2005, between Levitz SL Oxnard, L.L.C., as seller, and Avion Development, LLC, as buyer

                                   EXHIBIT "I"

                         EXCEPTIONS TO SECTION 3(d)(ii)

                                      None

                                   EXHIBIT "J"

                              EXCEPTIONS TO 3(d)(v)

St. Paul, MN:

A condemnation proceeding has been commenced with respect to two acres of green space.

Woodbridge, NJ:

Consent Order dated October 10, 2003, entering Final Judgment in Condemnation (Superior Court of New Jersey, Law Division, Middlesex County, Docket no. MID-L-4104-02). Proceeding involved taking of certain land in connection with road expansion.

                                   EXHIBIT "K"

                             EXCEPTIONS TO 3(d)(vii)

Portland-Johnson, OR:

Lease dated September 24, 2003, as amended, between Levitz SL Portland-Johnson, L.L.C., as landlord, and Lowe's HIW, Inc., as tenant (includes Right of First Refusal (Section 14))

Farmingdale, NY:

Lease dated August 31, 2004, as amended, between Levitz SL Farmingdale, L.L.C., as landlord, and Lowe's Home Centers, Inc., as tenant (includes Right of First Refusal (Section 18))

Northridge, CA:

Option to Lease dated November 15, 2004, between Wal-Mart Real Estate Business Trust and Levitz SL Northridge, L.L.C. (Exhibit B is Ground Lease (includes Right of First Refusal (Section 22))

Oxnard, CA:

Agreement of Sale dated January 5, 2005, between Levitz SL Oxnard, L.L.C., as seller, and Avion Development, LLC, as buyer

                                   EXHIBIT "L"

                           LIST OF MATERIAL CONTRACTS

Oxnard, CA:

Broker's Sale Commission Agreement with CB Richard Ellis - $600,000 on $15,000,000 Minimum Sale Price plus Bonus Commission on Ultimate Purchase Price

Sale Commission to Klaff Realty, LP - .5% on $15,000,000 Minimum Sale Price plus Bonus Payment

Farmingdale, NY:

Leasing Commission to Klaff Realty, LP - $360,458

Northridge, CA:

Broker's Leasing Commission Agreement with CB Richard Ellis - $437,500, includes commission to Sam Rothbardt

Leasing Commission to G Limited - $300,000

Leasing Commission to Klaff Realty, LP - $188,000

                                   EXHIBIT "M"

                             LIST OF CONTESTED TAXES

                                      None

                                   EXHIBIT "N"

                          EXCEPTIONS TO SECTION 3(j)(i)

                                      None

                                   EXHIBIT "O"

                           EXCEPTIONS TO SECTION 3(k)

Willowbrook, NJ:

Letter dated January 21, 2005, from Township of Fairfield re: Compliance Procedures to finalize open building permits for Levitz and Futurama

                                  EXHIBIT "P-1"

                                 LIST OF LEASES

Unitary Lease:

Unitary Lease dated June 8, 1999, as amended by (i) the First Amendment to Unitary Lease dated October 8, 1999; (ii) the Second Amendment to Unitary Lease dated December 23, 1999; (iii) the Third Amendment to Unitary Lease dated December 29, 1999; (iv) the Fourth Amendment to Unitary Lease dated January 3, 2001; (v) the Fifth Amendment to Unitary Lease dated March 8, 2001; (vi) the Sixth Amendment to Unitary Lease dated May 2, 2001; (vii) the Seventh Amendment to Unitary Lease dated December 13, 2001; (viii) the Eighth Amendment to Unitary Lease dated April 3, 2002; (ix) the Ninth Amendment to Unitary Lease dated April 19, 2002; (x) the Tenth Amendment to Unitary Lease dated May 31, 2002; (xi) the Eleventh Amendment to Unitary Lease dated February 12, 2003; (xii) the Twelfth Amendment to Unitary Lease dated May 23, 2003; (xiii) the Thirteenth Amendment to Unitary Lease dated August 29, 2003; (xiv) the Fourteenth Amendment to Unitary Lease dated May 13, 2004; (xv) the Fifteenth Amendment to Unitary Lease dated May 21, 2004; (xvi) the Sixteenth Amendment to Unitary Lease dated October 28, 2004; that certain Agreement dated as of December 13, 2001, between Klaff Realty, LP, on behalf of Landlord, and the Companies, together with various subsidiaries and affiliates of Companies; and (xvii) that certain Agreement dated as of November 12, 2004, among Landlord, KLA Breuners, LLC and Companies.

Portland-Johnson, OR:

Lease dated September 24, 2003, as amended, between Levitz SL Portland-Johnson, L.L.C., as landlord, and Lowe's HIW, Inc., as tenant

Farmingdale, NY:

Lease dated August 31, 2004, as amended, between Levitz SL Farmingdale, L.L.C., as landlord, and Lowe's Home Centers, Inc., as tenant

Willowbrook, NJ:

Sublease dated May 28, 2004, but effective as of June 3, 2002, as amended, between Levitz SL Willowbrook, L.L.C., as landlord, and Futurama Furniture of Fairfield, Inc., as tenant

                                  EXHIBIT "P-2"

                           EXCEPTIONS TO SECTION 3(l)

Farmingdale, NY:

Leasing Commission to Klaff Realty, LP - $360,458

                                  EXHIBIT "Q-1"

                  LIST OF SUBSIDIARIES AND/OR GENERAL PARTNERS

                       [See attached Organizational Chart]

                                  EXHIBIT "Q-2"

                           EXCEPTIONS TO SECTION 3(q)

Pledge Agreement (Membership/Partnership Interests) dated June 21, 2002, by Levitz SL, L.L.C. to Greenwich Capital Financial Products, Inc.

Pledge Agreement (Distributions) dated June 21, 2002, by Levitz SL, L.L.C. to Greenwich Capital Financial Products, Inc.

Langhorne GP Pledge Agreement dated June 21, 2002, by Levitz SL-GP, L.L.C. to Greenwwich Capital Financial Products, Inc.

Assignment of Membership Interest dated June 21, 2002, by Levitz SL, L.L.C. (executed in blank)

Assignment of Membership Interest dated June 21, 2002, by Levitz SL, L.L.C. (executed in blank)

Assignment of Partnership Interest by Levitz SL, L.L.C. (executed in blank)

Assignment of Partnership Interest by Levitz SL-GP, L.L.C. (executed in blank)

                                  EXHIBIT "Q-3"

                           EXCEPTIONS TO SECTION 3(q)

                                      None